SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of April 17, 2008 among FIG LLC (f/k/a FORTRESS INVESTMENT GROUP LLC), a Delaware limited liability company and certain of its Affiliates (collectively the “Borrowers”), certain Subsidiaries and Affiliates of the Borrowers (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 10, 2007 (as amended and modified by that certain First Amendment, dated as of July 23, 2007, and as otherwise amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as described below; and

WHEREAS, the Required Lenders are willing to agree to such amendment, subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

(a) Definitions.

(i) The pricing grid set forth in the definition of Applicable Rate in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

Applicable Rate

Pricing Level	Debt Ratings S&P/Moody’s	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans	Commitment Fee
1	A- or A3 or higher	0.700%	0.000%	0.20%
2	BBB+ or Baa1	0.850%	0.000%	0.25%
3	BBB or Baa2	1.000%	0.000%	0.30%
4	BBB- or Baa3	1.150%	0.150%	0.35%
5	BB+ or Ba1	1.250%	0.250%	0.40%
6	BB or Ba2 or lower	1.400%	0.400%	0.40%

(ii) The definition of Cash Collateral Account set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Cash Collateral Account” means (a) a “Collateral Account” as defined in the Cash Collateral Account Agreement and (b) any other account that contains cash and Cash Equivalents of a Loan Party in which the Administrative Agent has been granted a security interest pursuant to documentation reasonably acceptable to the Administrative Agent.

(iii) The definition of Credit Facility Swap Contract set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Credit Facility Swap Contract” means any Swap Contract entered into by a Loan Party with a Swap Contract Provider with respect to the Obligations.

(iv) The definition of Free Cash Flow set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Free Cash Flow” means, as to the Loan Parties and as of any date of determination, an amount equal to

(a) the sum of (i) $163,000,000 plus (ii) EBITDA earned since March 31, 2007 to such date of determination plus (iii) to the extent loans have been made to FIG Corp. or FIG Asset Co. LLC pursuant to Section 8.08, the amount of such loans which has been repaid less

(b) the sum of (i) Interest Charges paid since March 31, 2007 to such date of determination plus (ii) Capital Expenditures made since March 31, 2007 to such date of determination (other than Capital Expenditures financed by Indebtedness permitted by Section 8.03(j)(i)) plus (iii) Distributions made in cash pursuant to Section 8.06(c) and (e) from March 31, 2007 to such date of determination plus (iv) loans made to FIG Corp. or FIG Asset Co. LLC pursuant to Section 8.08.

(v) The definition of Net Cash Proceeds set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by a Loan Party in respect of any Permitted Subordinated Indebtedness, Disposition or Involuntary Disposition, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof or in connection therewith and (c) in the case of any Disposition or Involuntary Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Administrative Agent) on the related Property; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by a Loan Party in any Disposition or Involuntary Disposition.

(vi) The definition of Obligations set forth in Section 1.01 of the Credit Agreement is amended to delete the last sentence thereof and replace such sentence with the following:

The foregoing shall also include (a) all obligations under any Credit Facility Swap Contract that is permitted to be incurred pursuant to Section 8.03(d) and (b) all obligations under any Secured Treasury Management Agreement.

(vii) The definition of Other Income Adjustment set forth in Section 1.01 of the Credit Agreement is amended to delete the words “impairment charges” in clause (a)(ii) and insert the words “realized losses” instead.

(viii) The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Net Funded Indebtedness as of such date to (b) consolidated EBITDA of the Loan Parties and their Subsidiaries for the period of the four fiscal quarters most recently ended for which the financial statements have been delivered pursuant to Section 7.01(a) or (b).

“Net Funded Indebtedness” means, as of any date of determination, with respect to the Loan Parties and their Subsidiaries on a consolidated basis, an amount equal to (a) Funded Indebtedness (other than Funded Indebtedness incurred pursuant to clause (i) of such definition) minus (b) cash and Cash Equivalents of the Loan Parties and their Subsidiaries in an amount not to exceed, for purposes of this definition, $50,000,000, in each case as determined by the most recent consolidated balance sheet of the Loan Parties and their Subsidiaries delivered pursuant to Section 7.01(a) or (b).

“Permitted Subordinated Indebtedness” means any unsecured Indebtedness of the Loan Parties that (i) is expressly subordinated to the prior payment in full in cash of the Obligations on terms consistent with customary high-yield offerings or otherwise reasonably acceptable to the Administrative Agent, (ii) does not mature, is not mandatorily redeemable and does not require any payment of principal prior to the date that is six (6) months after the Maturity Date hereunder (i.e., November 10, 2012), (iii) has market interest rate provisions, including the cash pay components thereof, for similar subordinated debt instruments (determined at the time of issuance), (iv) contains terms, including covenants and events of default, that are not more restrictive than those customary for high-yield debt offerings or that are otherwise reasonably acceptable to the Administrative Agent and (v) is not incurred while a Default exists and no Default shall result therefrom.

“Secured Party Designation Notice” means in connection with any Secured Treasury Management Agreement or any Credit Facility Swap Contract, a notice of secured party designation delivered by the Treasury Management Bank or Swap Contact Provider, as applicable, to the Administrative Agent substantially in the form of Exhibit 1.01.

“Secured Treasury Management Agreement” means any Treasury Management Agreement that is entered into by and between a Loan Party and any Treasury Management Bank.

“Swap Contract Provider” means any Person that, at the time it enters into a Swap Contract with a Loan Party, is a Lender or an Affiliate of a Lender (even if such Person thereafter ceases to be a Lender or such Person’s Affiliate ceases to be a Lender) and has delivered a Secured Party Designation Notice on or prior to the date on which such determination is being made.

“Treasury Management Bank” means any Person that, at the time it enters into a Treasury Management Agreement, is a Lender or an Affiliate of a Lender (even if such Person thereafter ceases to be a Lender or such Person’s Affiliate ceases to be a Lender) and has delivered a Secured Party Designation Notice to the Administrative Agent on or before the date on which such determination is being made.

(b) Section 2.04(a). Section 2.04(a) of the Credit Agreement is amended by adding the following sentences to the end thereof:

The Borrowers may, when making a prepayment of Term Loans, specify whether such prepayment should be applied to the Term A Loans, Term B Loans or Delayed Draw Term Loans. To the extent the Borrowers specify the prepayment to be made to the Delayed Draw Term Loans, such payments shall be made in direct order of maturity.

(c) Section 2.04(b). Section 2.04(b) of the Credit Agreement is amended by (x) re-naming the existing clause (ii) as clause “(ii)(A)”, (y) deleting the existing clause (iii) thereto and (z) adding new clauses (ii)(B) and (iii) to Section 2.04(b) of the Credit Agreement to read as follows:

(ii)(B) Permitted Subordinated Indebtedness. Immediately upon the issuance of any Permitted Subordinated Indebtedness by a Loan Party, the Borrowers shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to 40% of the Net Cash Proceeds of such Permitted Subordinated Indebtedness. Any prepayment pursuant to this clause (ii)(B) shall be applied as set forth in clause (iii) below.

(iii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Sections 2.04(b) shall be applied as follows:

(A) with respect to all amounts prepaid pursuant to Section 2.04(b)(i), first, ratably to the L/C Borrowings, second, to the outstanding Revolving Loans, and, third, to Cash Collateralize the remaining L/C Obligations; and

(B) with respect to all amounts prepaid pursuant to Section 2.04(b)(ii), first pro rata among the outstanding Term A Loans and the outstanding Delayed Draw Term Loans (and, with respect to Delayed Draw Term Loans, shall be applied pro rata toward remaining principal amortization payments) and then (after the Term A Loans and Delayed Draw Term Loans have been paid in full) to the Term B Loans and then to Revolving Loans (with a corresponding reduction in the Aggregate Revolving Commitments) and then (after all Revolving Loans have been repaid) to Cash Collateralize L/C Obligations (with a corresponding reduction in the Aggregate Revolving Commitments).

Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.04(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

(d) Section 2.06. Section 2.06 of the Credit Agreement is amended and restated in its entirety as follows:

2.06 Repayment of Loans.

(a) Maturity. The Borrowers shall repay to the Lenders on the Maturity Date the aggregate principal amount of all Revolving Loans, Term A Loans and Term B Loans outstanding on such date, together with all accrued but unpaid interest and all other amounts owing with respect thereto.

(b) Delayed Draw Term Loan. The Borrowers shall repay the outstanding principal amount of the Delayed Draw Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.04), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment
January 15, 2009	$100,000,000
January 15, 2010	$100,000,000
January 15, 2011	$100,000,000
Maturity Date	Remaining Outstanding Balance

(e) Section 4.01. Section 4.01 is amended to (i) delete the words “each Affiliate of a Lender that enters into a Credit Facility Swap Contract or a Treasury Management Agreement with a Loan Party” in the first sentence of such section and insert the words “Swap Contract Provider or Treasury Management Bank” instead and (ii) delete the words “Treasury Management Agreements” in the last sentence of such section and insert the words “Secured Treasury Management Agreements” instead.

(f) Section 4.02. Section 4.02 is amended to (i) delete the words “Treasury Management Agreements” in the first sentence of such section and insert the words “Secured Treasury Management Agreements” instead; (ii) delete the words “Treasury Management Agreement between any Loan Party and any Lender, or Affiliate of a Lender” in clause (b) thereof and insert the words “Secured Treasury Management Agreement” instead; (iii) delete the words “Treasury Management Agreements” in clause (b) thereof and insert the words “Secured Treasury Management Agreements” instead; (iv) delete the words “Treasury Management Agreement between any Loan Party and any Lender, or Affiliate of a Lender” in clause (c) thereof and insert the words “Secured Treasury Management Agreement” instead; (v) delete the words “Treasury Management Agreements” in clause (c) thereof and insert the words “Secured Treasury Management Agreements” instead; (vi) delete the words “Treasury Management Agreement between any Loan Party and any Lender, or Affiliate of a Lender” in the final sentence thereof and insert the words “Secured Treasury Management Agreement” instead; and (vii) delete the words “Treasury Management Agreements” in the final sentence thereof and insert the words “Secured Treasury Management Agreements” instead;

(g) Section 6.13. A new clause (d) is added to Section 6.13 of the Credit Agreement to read as follows:

Set forth on Schedule 6.13(d) is a list of all Cash Collateral Accounts, as such Schedule 6.13(d) may be updated from time to time in accordance with Section 7.02(b).

(h) Section 7.01(b). Section 7.01(b) of the Credit Agreement is amended to delete the words “the Borrowers’” in clause (i) and insert the words “Public FIG’s” instead.

(i) Section 7.02(b)(ii). Section 7.02(b)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

(ii) a revised Schedule 6.13(a)(i), Schedule 6.13(a)(ii), Schedule 6.13(a)(iii), Schedule 6.13(d) and/or Schedule 6.21, if applicable,

(j) Section 7.03(f). Section 7.03(f) of the Credit Agreement is amended and restated in its entirety to read as follows:

(i) Promptly notify the Administrative Agent of any announcement by S&P or Moody’s of any establishment of, or change or possible change in, a Debt Rating and (ii) if the Debt Rating is a private rating, take such action as is necessary to ensure that such Debt Rating is updated and/or affirmed at least once each twelve month period and promptly deliver to the Administrative Agent evidence of any such update or affirmation.

(k) Section 8.03. Section 8.03(k) of the Credit Agreement is amended by deleting the existing clause (k) thereto and adding new clauses (k) and (l) to Section 8.03 of the Credit Agreement to read as follows:

(k) Permitted Subordinated Indebtedness; and

(l) Guarantees with respect to Indebtedness permitted under clauses (a) through (k) of this Section 8.03; provided that, with respect to any Guarantees of the Permitted Subordinated Indebtedness, such Guarantees shall be subordinated to the Guaranty hereunder to the same extent as the Permitted Subordinated Indebtedness is subordinated to the Obligations.

(l) Section 8.08. Section 8.08 of the Credit Agreement is amended by deleting the “and” before clause (f) and inserting the following prior to the “.” at the end thereof:

and (g) so long as no Event of Default exists immediately prior to the making thereof or after giving effect thereto, loans to FIG Corp. and FIG Asset Co. LLC by one or more of the Borrowers in an amount not to exceed Free Cash Flow at the time the applicable loan is incurred (and after giving effect to such loan)

(m) Section 8.10. Section 8.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

8.10 Financial Covenants.

(a) Minimum Management Fee Earning Assets. At any time, permit the Management Fee Earning Assets to be less than the sum of (i) $21,500,000,000 plus (ii) an additional $500,000,000 as of the last day of each fiscal year of the Borrower (beginning with the fiscal year ending December 31, 2008) during the term of this Agreement (e.g., as of December 31, 2008, the Management Fee Earning Assets must not be less than $22,000,000,000, as of December 31, 2009, the Management Fee Earning Assets must not be less than $22,500,000,000, etc.).

(b) Consolidated Leverage Ratio. Permit, as of the end of any fiscal quarter of the Borrower for the four quarter period ending on such date, the Consolidated Leverage Ratio to be greater than (i) for the fiscal quarters ending March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, 2.75 to 1.0, (ii) for the fiscal quarters ending June 30, 2009 September 30, 2009, December 31, 2009 and March 31, 2010, 2.50 to 1.0 and (iii) for each fiscal quarter thereafter, 2.25 to 1.0.

(c) Minimum Investment Assets.

(i) Permit the Consolidated Adjusted Asset Value to be less than $1,050,000,000 (the “Required Investment Assets”).

(ii) Permit the sum of (A) the aggregate Asset Value of all Fortress Fund Investments plus (B) the amount of cash and Cash Equivalents located in the Cash Collateral Accounts to be less than 40% of the Required Investment Assets.

(iii) Permit the sum of (A) the aggregate Asset Value of all Fortress Fund Investments plus (B) the aggregate Asset Value of all Co-Investment Fund Investments plus (C) the amount of cash and Cash Equivalents located in the Cash Collateral Accounts to be less than 60% of the Required Investment Assets; provided that the contribution to clause (B) above from any individual Co-Investment Fund Investments shall not exceed $75,000,000 for purposes of this Section 8.10(c)(iii).

(n) Section 9.03. Section 9.03 is amended to delete the words “Treasury Management Agreement between any Loan Party and any Lender, or any Affiliate of a Lender” in clause Fourth thereof and insert the words “Secured Treasury Management Agreement” instead.

(o) Section 10.01. Section 10.01 is amended to delete the words “provider of a Credit Facility Swap Contract or Treasury Management Agreement” in the third sentence thereof and insert the words “Swap Contract Provider or Treasury Management Bank” instead.

(p) Section 10.09. Section 10.09 is amended to delete the words “Treasury Management Agreements” in clause (a) thereof and insert the words “Secured Treasury Management Agreements” instead.

(q) Schedules. A new Schedule 6.13(d) is added to the Credit Agreement in the form attached to this Amendment.

(r) Exhibits. A new Exhibit 1.01 is added to the Credit Agreement in the form attached to this Amendment.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of: (a) copies of this Amendment duly executed by the Borrowers, the Guarantors and the Required Lenders, (b) a Compliance Certificate demonstrating compliance with the financial covenants in Section 8.10 of the Credit Agreement (as amended hereby) on a pro forma basis as of December 31, 2007 and (c) payment of such fees and expenses that are then due and payable.

3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date), (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) the Collateral Documents continue to create a valid perfected security interest in the Collateral prior to all Liens other than Permitted Liens.

6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic transmission of a “PDF” copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:	FIG LLC,
a Delaware limited liability company
(formerly known as Fortress Investment Group LLC)

By:	/s/ Daniel Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS OPERATING ENTITY I LP, a Delaware limited partnership (formerly known as Fortress Investment Holdings LLC)
By:	/s/ Daniel Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS OPERATING ENTITY II LP, a Delaware limited partnership
(formerly known as Fortress Principal Investment Holdings II LLC)
By:	/s/ Daniel Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FORTRESS OPERATING ENTITY III LP, a Delaware limited partnership (formerly known as FIG Partners Pool (P) LLC)
By:	/s/ Daniel Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

FIG LLC

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

PRINCIPAL HOLDINGS I LP, a Delaware limited partnership (formerly known as Fortress Principal Investment Holdings III LLC)
	By:	/s/ Daniel Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

GUARANTORS:	FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC, a Delaware limited liability company
	By:	/s/ Daniel Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

FORTRESS PRINCIPAL INVESTMENT GROUP LLC, a Delaware limited liability company
	By:	/s/ Daniel Bass
	Name:	Daniel Bass
	Title:	Chief Financial Officer

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC, a Delaware limited liability company
	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FIG PARTNERS POOL (A) LLC, a Delaware limited liability company
	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	General Counsel

CHAR1\1054276v6

FIG LLC

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

FIG PARTNERS POOL (P2) LLC, a Delaware limited liability company
By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	General Counsel
FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC, a Delaware limited liability company
By:	/s/ Daniel Bass
Name:	Daniel Bass
Title:	Chief Financial Officer

CHAR1\1054276v6

FIG LLC

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
	By:	/s/ Joshua A. Podietz
	Name:	Joshua A. Podietz
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer
	By:	/s/ Joshua A. Podietz
	Name:	Joshua A. Podietz
	Title:	Senior Vice President

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

CITIBANK, N.A., as a Lender
By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Authorized Signatory

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Derek Flowers
Name:	Derek Flowers
Title:	Senior Vice President

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Emily Berger
Name:	Emily Berger
Title:	Vice President

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

LEHMAN COMMERCIAL PAPER, INC., as a Lender
By:	/s/ Rohit Nair
Name:	Rohit Nair
Title:	Authorized Signatory

FIG LLC
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT